SUPPLEMENT TO THE PROSPECTUS
OF
WELLS FARGO ADVANTAGE INCOME FUNDS
For the Adjustable Rate Government Fund,
the Short Duration Government Bond Fund,
the Short-Term Bond Fund and
the Short-Term High Yield Bond Fund
(the "Funds")

At a meeting held on August15-16, 2012, the Board of Trustees approved certain changes to the load schedules and to the contingent deferred sales charges ("CDSC") for the Adjustable Rate Government Fund, the Short Duration Government Bond Fund, the Short-Term Bond Fund and the Short-Term High Yield Bond Fund. Effective November 1, 2012, the following load schedules and CDSCs will apply to new purchases of Class A shares.

Class A Sales Charge Schedule for the Short-Term High Yield Bond Fund
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 - $99,999	2.25%	2.30%	1.75%
$100,000 - $249,999	1.50%	1.52%	1.25%
$250,000 - $499,999	1.00%	1.01%	0.75%
$500,000 and over[1]	0.00%	0.00%	0.50%
1.	We will assess a 0.50% CDSC on Class A share purchases of $500,000 or more if they are redeemed within twelve months from the date of purchase. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

Class A Sales Charge Schedule for the Adjustable Rate Government Fund, Short Duration Government Bond Fund, and Short-Term Bond Fund
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $50,000	2.00%	2.04%	1.75%
$50,000 - $99,999	1.50%	1.52%	1.25%
$100,000 - $249,999	1.00%	1.01%	0.85%
$250,000 - $499,999	0.50%	0.50%	0.40%
$500,000 and over[1]	0.00%	0.00%	0.40%
1.	We will assess a 0.40% CDSC on Class A share purchases of $500,000 or more if they are redeemed within twelve months from the date of purchase. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

The maximum purchase amount for Class C shares of the Short Duration Government Bond Fund and the Short-Term Bond Fund has been reduced to an amount not to equal or exceed $250,000.

In addition, the Short Duration Government Fund shareholder fees table is updated in accordance with the changes above.

Shareholder Fees (fees paid directly from your investment) as of November 1, 2012
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	2.00%	None	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	3.00%	1.00%

In addition, the Short Term Bond Fund shareholder fees table is updated in accordance with the changes above.

Shareholder Fees (fees paid directly from your investment) as of November 1, 2012
	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	2.00%	None
Maximum deferred sales charge (load) (as a percentage of the offering price)	None	1.00%

For redemptions of Class A shares of the Funds purchased prior to November 1, 2012, the CDSC terms that were in place at the time of purchase will continue to apply.

August 17, 2012	IFR072/P1001S3